INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2023
INCOME TAXES
Schedule of Income Tax
	2023	2022	2021
Income (loss) before income taxes	$(4,326,294)	$(3,643,495)	$(2,524,146)
Expected recovery at statutory tax rate	$908,522	$765,134	$530,071
Non-deductible stock-based compensation	(649,985)	(260,896)	(150,604)
Increase in valuation allowance	(258,537)	(504,238)	(379,467)
Provision for Income Taxes	$-	$-	$-